BBH TRUST

BBH SELECT SERIES - LARGE CAP FUND

Class I Shares (BBLIX)

SUPPLEMENT DATED OCTOBER 14, 2025

TO THE PROSPECTUS

DATED FEBRUARY 28, 2025

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

On September 10, 2025, the Board of Trustees of the BBH Trust unanimously approved a plan to reorganize the existing BBH Select Series - Large Cap Fund (the “Fund”) into the BBH Select Large Cap ETF (the “ETF”).

On October 14, 2025, BBH Trust filed an Information Statement with the U.S. Securities and Exchange Commission, available on the Fund’s website confirming the plan and providing additional information related to the reorganization. The ETFs are expected to begin trading on NYSE on Monday, November 17, 2025.

Prior to the conversion, the Fund anticipates that it will pay a capital gain distribution, if any.

If you have any questions, please contact your intermediary, relationship manager or the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.